UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

October 13, 2004 (October 13, 2004)
Date of Report (Date of earliest event reported)

NATIONAL-OILWELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10000 Richmond Avenue
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-346-7775

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhbits
SIGNATURES
Joint Press Release dated October 13, 2004

Item 8.01 Other Events.

On October 13, 2004, National-Oilwell, Inc. and Varco International, Inc. issued a joint press release announcing that they have each received a request for additional information from the U.S. Department of Justice pursuant to the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger between the companies.

For additional information concerning the foregoing, a copy of the joint press release dated October 13, 2004 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

           (c) Exhibits

           The following exhibit is being filed herewith:

99.1	Joint Press Release dated October 13, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2004	NATIONAL-OILWELL, INC.
/s/ Steven W. Krablin
Steven W. Krablin
Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Joint Press Release dated October 13, 2004.